Deutsche Bank Transportation Conference Naples, Florida February 12, 2004 RailAmerica, Inc.

Michael J. Howe Executive Vice President Chief Financial Officer

Forward Looking Statements and Forecasts This presentation contains forward-looking statements, forecasts, and information regarding future events and the future performance of RailAmerica that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, fuel costs, foreign currency risks, weather, failure to complete proposed acquisitions, failure to service debt, failure to complete asset sales, economic conditions, customer demand, increased competition in the relevant market and others. The Company refers you to the documents that it files from time to time with the Securities and Exchange Commission, such as the Company's Forms 10-K, 10-Q, and 8-K reports, which contain additional important factors that could cause actual results to differ from its current expectations and from the forward-looking statements made in this presentation. The forecasts included in this presentation represent RailAmerica's estimate of its anticipated results of operations. The forecasts prepared by RailAmerica's management are based upon estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of the Company, and are based upon assumptions with respect to future business decisions that are subject to change. These forecasts are not necessarily indicative of the Company's future results of operations. The Company cautions against placing undue reliance on forward-looking statements or forecasts, which reflect the Company's current beliefs and are based on information currently available to it as of the date a forward-looking statement or forecast is made. The Company does not intend to update or otherwise revise these statements or forecasts to reflect circumstances existing after the date hereof or to reflect the occurrence of future events, even in the event the assumptions or estimates underlying them are shown to be in error. In the event that the Company does update any forward-looking statements or forecasts, no inference should be made that the Company will make additional updates with respect to that statement, related matters, or any other forward-looking statements or forecasts.

Company Profile World's largest short line and regional railroad operator Presently owns a portfolio of 47 railroads operating approximately 15,100 miles in the United States, Canada and Australia, including track access arrangements Over last 11 years has made 26 acquisitions, including 60 railroads, totaling over $700 million in investments Operations in 26 states, 6 Canadian provinces and Australia 2,500 employees worldwide Successful record of executing and integrating rail acquisitions

Market Highlights NYSE: RRA 32 Million Shares Outstanding at 12/31/2003 Market Cap at 12/31/2003 ~ $378M P/E Ratio (2003) ~ 15.7x at 12/31/2003 90 Institutions Hold 80% of Common Stock Shareholders' Equity at 9/30/2003 ~ $345M

North American Rail History Industry deregulated in 1980 (Stagger's Act) Major Class I railroads operated approximately 150,000 miles of track in 2002 Over 550 short line and regional railroads operated approximately 41,000 miles of track in 2002* Types of Railroad Number of Carriers* 2002 Revenue ($B)* % of Revenue* Class I 7 $34.1 92.4% Regional 31 1.3 3.5% Short Lines 514 1.5 4.1% Total 552 $36.9 100% * U.S. only Source: Association of American Railroads

Operations Review Operations Review

RailAmerica North American Rail Group 46 Railroads 26 States 6 Canadian Provinces 8,746 miles Hawaii Western Corridor Eastern Corridor

North American Overview 1,139,538 Carloads in 2003 1,800 Employees 450 Locomotives 7,600 Railcars Key Statistics 2001 2002 9 months 9/30/2002 9 months 9/30/2003 Revenue ($ millions) 245.4 333.0 249.5 264.2 Operating Income ($millions) 52.7 74.0 55.0 60.7 Depreciation & Amortization ($ millions) 15.9 21.7 16.2 17.3 CAPEX ($ millions) 39.0 46.5 32.9 39.2

North America Competitive Strength KCS GWR CP RRA CN NS CSX BN UP 6200 11000 14000 15000 20200 21500 23000 32500 33000 Track Miles Owned/Leased CSX NS UP BNSF CP All Other CN KCS East 0.134 0.06 0.28 0.13 0.12 0.08 0.18 0.019 1.1M Carloads Interchanged In 2003

North America Outstanding Safety Record One of the best safety records worldwide 2003 injury frequency ratio 2.03 for N.A. Operations N.A. FRA Injury Frequency Rate* 2001 - 2003 *Reportable injuries per 200,000 man-hours worked. Source: AAR/ASLRRA 2001 2002 2003 JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC Short Line Avg. 5.2 4.8 4.5 4.2 4 3.9 3.9 3.8 3.9 4 3.9 4.1 4.3 4.37 4.37 4.35 4.31 4.29 4.28 4.27 4.29 4.31 4.29 4.32 4.42 4.32 4.32 4.2 4.1 4.24 4.31 4.15 4.06 4.19 RailAmerica 3.6 3.7 4.4 3.8 2.9 2.5 2.4 2.2 2.8 2.9 2.8 2.8 2.06 1.79 1.87 1.58 1.81 2.46 2.94 2.85 2.76 2.75 2.97 3.05 3.57 2.95 2.92 2.42 2.57 2.34 2.37 2.06 2.05 1.98 1.96 2.03 Industry Avg. 3 3.1 3 2.9 2.9 2.9 2.9 2.9 2.8 2.7 2.9 2.85 2.5 2.49 2.41 2.49 2.44 2.47 2.51 2.54 2.56 2.98 2.93 2.87 2.85 2.85 2.66 2.5 2.43 2.33 2.2 2.27 2.29 2.24

Freight Australia Freight Australia 3,150-mile RR serves the agricultural region & ports of Victoria, New South Wales and provides transcontinental intermodal services.

Freight Australia 157,450 Carloads in 2003 Over 700 employees 107 Locomotives 2,500 Railcars 2001 2002 9 months 09/30/2002 9 months 9/30/2003 Tons of Grain (Millions) 5.0 3.7 3.2 1.4 Revenue ($ millions) 101.4 94.9 74.3 67.0 Operating Income ($ millions) 22.1 5.1 10.3 (4.9) Depreciation & Amortization ($ millions) 6.9 10.9 7.3 9.8 CAPEX ($ millions) 20.2 17.1 15.2 9.2 Key Statistics (all $ amounts in U.S $)

Freight Australia October 2003 - moved to discontinued operations due to potential sale of property Sales process is progressing 2002 and 2003 - performance significantly impacted by severe drought 2004 - strong grain harvest Highlights

Completed sale of Chilean railroad interest on February 2, 2004 Original investment of $6.7 M $18.1 M in cash and secured instruments 8.5 X trailing EBITDA Eliminated $20 M in debt Cash proceeds to be used to pay down debt and for other general corporate purposes Chilean Railroad - Ferronor

Financial Review Financial Review

Strong Historical Growth '99 '00 '01 '02 '03 '04F East 200 839 891 1106 1139 1140 Through Acquisitions and Internal Growth, RRA has Successfully Grown in Size North America is classified as Continuing Operations Freight Australia is classified as Discontinued Operations Freight Australia #'s for 1999 are from May - December Ferronor omitted for comparative purposes *2003 Revenue is Estimated *2004 Revenue and Carloads are Forecast Revenue* Carloads* '99 '00 '01 '02 '03E '04F East 46 231 245 333 358 384 $63 $95 $155 $96 $101 $102 201 157 222 204 132 220

Diversification Australia Chile US Southwest US Northwest US Central US Midwest US Southeast US Northeast Canada East 0.19 0.05 0.07 0.1 0.13 0.13 0.11 0.08 0.15 2003 Geographic Mix (Revenue) 2003 Commodity Mix (Carloads*) * excludes bridge traffic Significant Geographic Revenue and Commodity Diversification as a Result of Acquisitions

Latest Results - 3Q03 Earnings from continuing operations at $.22 per share Solid N.A. results: revenue up 7.5%, O.R. at 75.4% despite higher fuel prices & recessionary impact THIRD QUARTER RESULTS FROM CONTINUING OPERATIONS THIRD QUARTER RESULTS FROM CONTINUING OPERATIONS THIRD QUARTER RESULTS FROM CONTINUING OPERATIONS THIRD QUARTER RESULTS FROM CONTINUING OPERATIONS ($ In millions, except carloads and earnings per share) 3Q03 3Q02 % Chg. Carloads (000) 285.1 276.5 3% Revenue $91.2 $84.8 7.5% Interest Expense $8.3 $8.1 2.5% Earnings $7.1 $6.2 15% Diluted EPS $.22 $.19 14%

Latest Results - 9 months ended 9/30/2003 Earnings from continuing operations of $0.60 per share 9 MONTHS ENDED 9/30/03 - FROM CONTINUING OPERATIONS 9 MONTHS ENDED 9/30/03 - FROM CONTINUING OPERATIONS 9 MONTHS ENDED 9/30/03 - FROM CONTINUING OPERATIONS 9 MONTHS ENDED 9/30/03 - FROM CONTINUING OPERATIONS ($ In millions, except carloads and earnings per share) 9/30/2003 9/30/2002* % Chg. Carloads (000) 840.2 825.2 2% Revenue $264.5 $249.7 6% Interest Expense $24.2 $27.7 (12.6%) Earnings $19.7 $(4.2) NMN Diluted EPS $.60 $(0.13) NMN * 9/30/2002 - Includes an $18.3M after-tax charge primarily relating to debt refinancing

Financial Focus Financial Focus Improving the capital structure through asset rationalization Sales contemplated include: Freight Australia, non- strategic, non-core portions of railroads, excess rolling stock and non-operating real estate Sold Chilean railroad interest ~ February 2004 De-leveraging on target Generating positive free cash flow 9 months ended 9/30/03 ~ $9M Controlling costs and managing risk

Improving Capital Structure Capital structure has improved significantly since our acquisition of RailTex in February 2000 Net Debt-to-Total Cap has improved from 81% in March 2000 to 60% at September 30, 2003 Targeting 50% net debt-to-capital ratio by year-end 2004

Targeting organic revenue growth above industry averages through service initiatives (N.A.) Controlling major expenses through safety, hedging and strict cost controls Spending capital prudently (2003 ~ $69.3M - includes Australia) Outsourcing maintenance Business Strategy

Acquisition Strategy Seeking strategic, accretive acquisitions that complement existing businesses (clustering) North America: Class I branch line sales; existing short line operators; captive short lines Properties should have diversified, growing customer base & sound infrastructure Seek to pay 5-6 times EBITDA Acquisitions should improve debt coverage ratios, cash flow Completed 2 accretive N.A acquisitions in 2003 Completed accretive acquisition of Central Michigan in January 2004

Outlook Challenging, yet improving worldwide economic environment despite higher fuel prices in 2004 N.A.: Revenue growth above the industry average Australia: strong improvement in new grain harvest Anticipate sale in 2004 Continuing improvement in financial metrics Net debt-to-capital ratio at 50% by December 31, 2004 Increase return on invested capital Generate strong free cash flow

Five-Year Stock Comparison Cumulative Growth RRA 48% S&P 500 -13% RUS2000 29% RR TRANS 42% DJIA 8% CAGR RRA 8% S&P 500 -3% RUS2000 2% RR TRANS 7% DJIA 2% 2003 Total Return on Investment RRA 64.60% S&P 500 28.69% RUS2000 49.51% PEER GRP 29.10% DJIA 28.28%

RRA Investment Highlights Focused on completing accretive acquisitions by utilizing cash generated from operations, proceeds of non-core asset sales, supplemented by minimal additional debt Successful record of executing and integrating rail acquisitions Operational focus on safety, service and increasing profitability through organic growth and cost containment Financial focus on improving capital structure, generating favorable returns on investment and managing risk Improving debt ratios through asset rationalization plan, retention of earnings & generation of free cash flow

Deutsche Bank Transportation Conference Naples, Florida February 12, 2004 RailAmerica, Inc.